THE BOARD OF DIRECTORS
WILLIAM G. McGAGH*, Chairman
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DEFRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

OFFICERS                                                PACIFIC
W. CURTIS LIVINGSTON                                    AMERICAN
President                                                INCOME
SCOTT F. GRANNIS                                      SHARES, INC.
Vice President                                        SEMI-ANNUAL
ILENE S. HARKER                                          REPORT
Vice President                                            1999
S. KENNETH LEECH
Vice President
STEPHEN A. WALSH
Vice President
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer
BRIAN M. EAKES
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
Boston EquiServe
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

       PACIFIC
       AMERICAN
        INCOME
     SHARES, INC.
     P.O. BOX 983
       PASADENA
   CALIFORNIA 91105

                       PACAM-SEMI-99

Dear Shareholders:

MARKET REVIEW AND PERFORMANCE

   Events in the fixed income markets in the first half of this year were dominated by the continued robust strength of the U.S. economy and fears that this strength may create inflationary pressures in the future. Although measured inflation has increased as a result of sharply higher energy prices, most other sensitive price indicators remain subdued. Nevertheless, the Federal Reserve made inflation concerns official by deciding to raise interest rates in June, citing as the primary reason tight labor markets and supposedly "above-trend" economic growth. The net result of these developments has been a sharp increase in interest rates, with intermediate-term rates rising somewhat more than long-term rates, suggesting that concerns over further Fed tightening were greater than concerns over any significant rise in future inflation.

   Year-to-date bond market performance for the various global fixed income sectors looks like a mirror image of 1998 results. While the government bond sector (U.S. and globally) was the top performer of 1998, and emerging market debt was the worst performer, so far in 1999 the reverse is true. Emerging market debt and high yield bonds, the riskier sectors that suffered sharply in the currency and liquidity crises of 1998, have had the strongest performance through the first half of the year. The broad U.S. bond market (as measured by the Salomon Broad Market Index) experienced a negative total return of 1.4%, unannualized over the period.

   Consistent with the challenging environment for bonds, PAI's share price decreased from $15.75 at the beginning of the year, to close the half at $13.875. Investment grade corporate securities, the bulk of the portfolio's holdings, were among the worst performers of the domestic fixed income market. The portfolio's total return over the period (price gains/losses plus interest income, net of expenses) was -2.09%, slightly trailing the BBB Corporate Debt peer group, which had an average return of -1.78%. Despite the recent adversity, however, the Fund's long-term competitive record remains excellent; for example, for this period ending June 30, 1999, PAI ranked first (of 15 funds) for the past 10 years in the Lipper Analytical Services group of comparable closed-end investment grade bond funds.

ECONOMIC OUTLOOK AND PORTFOLIO STRATEGY

   Despite recent concerns, core inflation (ex-energy) has been in a steady descent for almost 10 years, and now sits at its lowest level in 35 years. Yet inflation and Fed tightening fears have risen even as the dollar continues its climb to a ten-year high against the vast majority of the world's currencies. Historical evidence shows a strong link between a rising currency and falling inflation: since 1970, the U.S. inflation rate has only trended down during periods of a stable or strong dollar. Weak commodity prices also bolster the dollar's value. Despite the sizeable gains in oil and lumber this year, most commodity prices are trading at historically depressed levels, with the average commodity having fallen some 20% in the past three years.

   Meanwhile, the U.S. stock market has reached lofty levels on the back of the economy's strength, and even most global stock markets have been moving up of late. But the corporate bond market is demanding exceptionally high yields, apparently out of fear that the good times won't last. In addition, the world's capital markets assign such a high probability to the imminent demise and default of emerging market countries that their bond spreads are trading at eye-popping levels of more than 1,000 basis points.(1) It is more than challenging to reconcile the strength of world equity markets with the fear embodied in spreads throughout the world credit markets.

   Behind the scenes, the main engine driving the dynamic U.S. economy is the fabulous high-tech revolution. It continues to offer its boon to mankind in the form of ever-cheaper and ever-more-powerful computational and productivity tools. So far this has been a virtuous growth cycle, because the incentives to invest in U.S. productivity have been enormous. With low inflation and even deflation the new norm, the only investments that pay off are those which can reduce costs and/or increase the productivity of labor (as opposed to the speculative investments that paid off in the inflationary 1970s). It is no wonder that labor is becoming scarce and real wages are rising, with so much new capital chasing the average worker. More importantly, it is not hard to see why low inflation is a stimulus to growth, since productive investments are the only game in town.

   Nevertheless, the Fed appears determined to slow down this engine of growth that is the U.S. economy. To date, their efforts to tighten monetary policy have proved beneficial, because they result in lower inflation and a stronger dollar and that attracts more new investment. But at some point tighter monetary policy and sharply higher interest rates are likely to take a toll on growth, and there is a growing body of evidence to suggest that this is occurring. Wide credit spreads begin to make sense in this context, because debt is not very desirable when tight money and the prospect of slowing growth are in the air. Still, it is hard to imagine that the Fed would risk an outright deflation or recession scenario. After all, they were quick to ease when the going got rough last year, and they have plenty of room to ease should deflation risks get out of hand tomorrow.

STRATEGY

   The great difficulty we face today is balancing our belief that the inflation fundamentals (e.g., a strong dollar, weak gold and commodity prices, high real interest rates and a flat yield curve) remain very bullish for bonds, with the recognition that healthy economic growth fundamentals have become antagonistic. The near-term direction of rates will depend on whether the U.S. economy grows by more than the Federal Reserve feels comfortable with, but the long-term direction should be dictated by the continuing evidence of tight money and low inflation. It may turn out that the economy slows by enough to allay the Fed's concerns, but even if it doesn't, the bond market cannot forever ignore the reality of continued low inflation.

   This leaves us with a desire to have a longer than market duration with an emphasis on longer maturities to lock in today's yields. Credit spreads are attractive, but economic slowdown risks call for some defensive measures in the form of higher credit quality and broad diversification, consistent with the portfolio's mandate. On balance and over time, we expect that the portfolio will benefit handsomely from a decline in interest rates to levels that are more commensurate with today's benign inflation environment. In addition, we believe that today's relatively wide spreads in corporate, emerging market and mortgage debt are unlikely to persist, and that they also will return to levels more commensurate with what appear to be reasonably healthy economic fundamentals.

--------------
(1) 100 basis points = 1%.

DIVIDEND POLICY

   As we explained in the last letter, the changing market environment has increasingly challenged our long-term policy of maintaining relatively stable and dependable dividends. The events of the last several months have exacerbated that situation and lead us to make an adjustment that we believe will better situate our dividend payment policy to the reality of a continuing volatile marketplace.

   Namely, we will, in the future, formally review our earnings outlook twice a year (instead of once as in the past) and make adjustments at those intervals if our projections call for them. In that light, it is necessary, at the current time, to reduce the regular dividend payout from a .275(cent) quarterly rate to a .25(cent) rate for the rest of 1999. Our next review will take place in January 2000, when we will set a level for the first half of that year. The overall objective for our policy, as much stability and predictability as possible, is unchanged. Tuning dividends more tightly to market changes is essential to continuing that in current market circumstances.

   As always, we remain dedicated to delivering the highest level of value-added for our shareholders. Please let us know if we can answer any questions for you.

Sincerely,


/s/ W. Curtis Livington
-------------------------
W. Curtis Livingston
President

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
THE COMPANY
--------------------------------------------------------------------------------

   Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
INVESTMENT POLICIES
--------------------------------------------------------------------------------

   The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market. Interested shareholders may obtain more information by contacting the Dividend Reinvestment Agent, Boston EquiServ, P.O. Box 8200, Boston, MA 02266-8200.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION                            June 30, 1999
--------------------------------------------------------------------------------


                              [CHARTS APPEAR HERE]


                                                        BY RATING*
                                                     (At Market Value)

                                                    4.00% BONDS NOT RATED
                                                    1.96% SHORT-TERM
                                                   22.59% AAA
                                                    7.07% AA
                                                    6.51% A
                                                   34.90% BBB
                                                   17.95% BB
                                                    5.02% B


                BY INDUSTRY*
             (At Market Value)

 1.96% SHORT-TERM SECURITIES
 3.29% U.S. GOVERNMENT AND AGENCIES
 4.14% FINANCIAL AND LEASING
 4.98% MORTGAGE-BACKED
 7.90% UTILITIES - GAS AND ELECTRIC
13.92% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
31.46% FOREIGN AND INTERNATIONAL
32.35% INDUSTRIALS AND MISCELLANEOUS

                    *EXPRESSED AS A PERCENTAGE OF PORTFOLIO

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  June 30, 1999  (Unaudited)       (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                      Market
                                                            Par       Value
-------------------------------------------------------------------------------
INVESTMENT SECURITIES -- 98.8%
FINANCIAL AND LEASING -- 4.2%
Dean Witter Discover, 6.75%, due 10-15-13                  $2,700   $ 2,617
IBJ Preferred Cap Co. LLC, 8.79%, due 12-29-49              1,610     1,344(A,B)
J.P. Morgan Capital Trust II, 7.95%, due 2-1-27               150       149
SB Treasury Co. LLC, 9.40%, due 12-29-49                    1,530     1,503(A,B)
Socgen Real Estate Co. LLC, 7.64%, due 12-29-49               150       142(A,B)
                                                                    -------
                                                                      5,755
                                                                    -------
FOREIGN AND INTERNATIONAL -- 31.7%
Geberit International SA, 10.13%, due 4-15-07               2,600     1,521(C)
HSBC Holdings plc, 7.50%, due 7-15-09                         800       796
Imperial Tobacco Group plc, 7.13%, due 4-1-09               3,000     2,862
Korea Electric Power, 7.13%, due 4-1-01                     3,000     3,105
Manitoba Province, 9.50%, 9-15-18                             730       911
PDVSA Finance LTD, 7.40%, due 8-15-16                       2,000     1,465(A)
PDVSA Finance LTD, 9.95%, due 2-15-20                       2,000     1,901(A)
Petroleos Mexicanos, 8.85%, due 9-15-07                     3,545     3,191(A)
Petroleos Mexicanos, 9.50%, due 9-15-27                       510       482(A)
Petroliam Nasional Berhad, 7.13%, due 8-15-05                 150       139(A)
Petroliam Nasional Berhad, 7.75%, due 8-15-15               1,640     1,388(A)
Petroliam Nasional Berhad, 7.63%, due 10-15-26              1,290     1,101(A)
Petrozuata Finance Inc., 7.63%, due 4-1-09                    500       420(A)
Petrozuata Finance Inc., 8.22%, due 4-1-17                  1,570     1,213(A)
Pohang Iron & Steel Company Ltd., 7.38%, due 5-15-05        3,000     2,860
Quebec Province, 7.22%, due 7-22-36                           980     1,011
Republic of Argentina, 5.94%, due 3-31-05                   1,209     1,031(B)
Republic of Argentina, 11.75%, due 4-7-09                   3,120     2,824
Republic of Brazil, 11.63%, due 4-15-04                       350       326
Republic of Panama, 9.34%, due 4-1-29                         300       284
Rothmans Nederland Holdings BV, 6.88%, due 5-6-08           1,800     1,741
Sakura Cap Funding, 6%, due 8-29-49                         2,500     2,000(A,B)
Tata Electric Company, 8.50%, due 8-19-17                   3,000     2,561(A)
Telefonica De Argentina, 11.88%, due 11-1-04                4,500     4,590
United Mexican States, 11.50%, due 5-15-26                    890       975

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                       Market
                                                            Par        Value
--------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL -- CONTINUED
United Mexican States, 10.38%, due 5-17-09                 $  490   $   493
Vnesheconombank, 6.06%, due 12-15-15                          150        23(B)
YPF Sociedad Anonima, 9.13%, due 2-24-09                    2,500     2,554
                                                                    -------
                                                                     43,768
                                                                    -------
INDUSTRIALS AND MISCELLANEOUS -- 32.6%
Adelphia Communications, 7.88%, due 5-1-09                  1,500     1,403
American Standard Inc., 8.25%, due 6-1-09                   1,000       994
Burlington Northern Sante Fe, 6.38%, due 12-15-05             240       234
Century Communications Corp., 8.88%, due 1-15-07            1,000     1,000
Charter Communications, 8.63%, due 4-1-09                     171       164(A)
Crown Castle International Corp., 9%, due 5-15-11             100        98
Crown Castle International Corp., 0%, due 5-15-11             300       176(D)
CSX Corp., 6.25%, due 5-1-07                                  460       430
Edison Mission Energy, 7.73%, due 6-15-09                   1,500     1,523(A)
Ford Motor Co., 6.63%, due 10-1-28                            120       108
Ford Motor Co., 7.70%, due 5-15-97                          1,500     1,506
Fugi Bank, 9.87%, due 12-31-49                              2,000     1,750(A,B)
Horseshoe Gaming, L.L.C., 8.63%, due 5-15-09                   54        53(A)
International Game Technology, 8.38%, due 5-15-09           1,700     1,666(A)
J. Seagram & Sons, 6.80%, due 12-15-08                        450       429
J. Seagram & Sons, 7.50%, due 12-15-08                        440       426
J. Seagram & Sons, 7.60%, due 12-15-28                        200       193
Liberty Media Group, 7.88%, due 1-15-09                     1,500     1,491(A)
Loews Corporation, 7.63%, due 6-1-23                        2,242     2,156
Lyondell Chemical Company, 9.88%, due 5-1-07                  375       382(A)
McLeodUSA Incorporated, 8.13%, due 2-15-09                  1,000       930(A)
Mohegan Tribal Gaming, 8.13%, due 1-1-06                    2,000     1,960(A)
Nabisco Group Holdings Corp., 7.75%, due 5-15-09            1,010     1,000
Nabisco Group Holdings Corp., 7.88%, due 5-15-09            1,680     1,632
News America, Inc., 7.63%, due 11-30-28                     1,310     1,273(A)
News America, Inc., 6.75%, due 1-9-38                         930       867(A)

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                       Market
                                                            Par        Value
--------------------------------------------------------------------------------
INDUSTRIALS AND MISCELLANEOUS -- CONTINUED
News America Holdings Incorporated, 8.88%, due 4-26-23     $ 1,325   $ 1,463
Norfolk Southern Corp., 7.70%, due 5-15-17                   1,400     1,438
Nortek, Inc., 8.88%, due 8-1-08                                 80        79(A)
Northrop Grumman Corp., 9.38%, due 10-15-24                  2,000     2,122
Occidental Petroleum Corp., 8.45%, due 2-15-29               1,500     1,570
Price Communications Wire Co., 9.13%, due 12-15-06           1,000     1,015
Raytheon Co., 6.75%, due 8-15-07                               420       416
Rogers Cable System, Ltd., 10%, due 3-15-05                  1,000     1,070
Safety-Kleen Corp., 9.25%, due 5-15-09                         800       808(A)
TCI Communications Inc., 8.75%, due 8-1-15                     160       181
TCI Communications Inc., 7.88%, due 2-15-26                  1,890     1,992
TCI Communications Inc., 9.65%, due 3-31-27                  3,000     3,395
Terex Corp., 8.88%, due 4-1-08                                 424       407(A)
Time Warner, Inc., 9.15%, due 2-1-23                         3,000     3,440
Union Pacific Group, 7.15%, due 5-15-28                      2,000     1,774
                                                                     -------
                                                                      45,014
                                                                     -------
Mortgage-Backed Securities -- 5.0%
Asset Securitization Corp., 7.42%, due 4-14-27               2,400     2,485
Commercial Mtg. Accep. Corp., 6.53%, due 6-15-07             3,100     3,070
Glendale Federal Savings and Loan Assoc., 9.13%, due 1-25-08    87        87
Nomura Asset Securities Corp., 7.12%, due 4-13-36            1,170     1,182
Resolution Trust Corporation, 9.40%, due 5-25-24               103       103
                                                                     -------
                                                                       6,927
                                                                     -------
U.S. GOV'T. AGENCY MORTGAGE-BACKED SECURITIES -- 14.0%
Fannie Mae, 8%, due 4-25-06                                  1,460     1,495
Fannie Mae, 10.50%, due 7-1-09                                 140       149
Fannie Mae, 13.50%, due 5-1-12                                  48        56
Fannie Mae, 6%, due 1-1-14                                      24        23
Fannie Mae, 7%, due 7-1-13                                   1,580     1,562(E)
Fannie Mae, 14.50%, due 6-1-17                                 112       125
Fannie Mae, 14%, due 9-1-17                                    871       967

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                       Market
                                                            Par        Value
--------------------------------------------------------------------------------
U.S. GOV'T. AGENCY MORTGAGE-BACKED SECURITIES -- CONTINUED
Fannie Mae, 11.50%, due 11-1-17                            $  721    $   778
Fannie Mae, 13.50%, due 11-1-17                               114        126
Fannie Mae, 14%, due 2-1-18                                   721        801
Fannie Mae, 13.25%, due 3-1-18                                390        441
Freddie Mac, 10.75%, due 7-1-00                                10         10
Freddie Mac, 10.25%, due 5-1-09                               174        184
Freddie Mac, 11.88%, due 6-15-13                              245        268
Freddie Mac, 6.50%, due 2-1-29                              7,165      6,916
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14              113        124
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                   61         66
Gov't Nat'l Mortgage Assoc., 7%, due 8-15-25                  214        211
Gov't Nat'l Mortgage Assoc., 7%, due 11-15-27               1,856      1,831
Gov't Nat'l Mortgage Assoc., 7%, due 12-15-27               1,718      1,696
Gov't Nat'l Mortgage Assoc., 6%, due 12-15-28                 676        631
Gov't Nat'l Mortgage Assoc., 7%, due 6-15-28                  824        813
Gov't Nat'l Mortgage Assoc., 6.50%, due 8-15-28                95         91
                                                                     -------
                                                                      19,364
                                                                     -------
U.S. GOVERNMENT AND AGENCIES -- 3.3%
U.S. Treasury Bonds, 6.38%, due 8-15-27                     2,830      2,900
U.S. Treasury Notes, 5.25%, due 11-15-28                    1,900      1,684
                                                                     -------
                                                                       4,584
                                                                     -------
UTILITIES - GAS AND ELECTRIC -- 8.0%
Gulf States Utilities, 8.25%, due 4-1-04                    3,200      3,382
Niagra Mohawk Power, 7.75%, due 10-1-08                       600        620
PNPP II Funding Corp., 9.12%, due 5-30-16                   2,459      2,682(A)
Sithe/Independence Funding Corporation, 9%, due 12-30-13    4,000      4,304
                                                                     -------
                                                                      10,988
                                                                     -------

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                       Market
                                                            Par        Value
--------------------------------------------------------------------------------
Warrants -- N.M.
Republic of Argentina Global Bonds, strike price $93.30,
  exp. 9-19-27                                              2 wts        N.M.
                                                                     --------
Total Investment Securities                                          $136,400
                                                                     --------
SHORT-TERM SECURITIES -- 2.0%
Repurchase Agreement -- 2.0%
Merrill Lynch Securities Corp.
  4.95%, dated 6-30-99, to be repurchased at $2,720 on 7-1-99
  (Collateral: $2,860 Federal Home Loan Bank medium-term notes,
  5.13%, due 9-15-03, value $2,820)                        $2,720       2,720
                                                                     --------
Total Short-Term Securities                                             2,720
                                                                     --------
Total Investments-- 100.8%                                            139,120
Other Assets Less Liabilities-- (0.8%)                                 (1,153)
                                                                     --------
Net Assets-- 100.0%                                                  $137,967
                                                                     ========
--------------------------------------------------------------------------------

(A) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 25.29% of net assets.
(B) Variable rate security--The rate shown is the rate as of June 30, 1999.
(C) Security is denominated and traded in German Deutschmarks.
(D) Stepped coupon security--A bond which amortizes to par by a specified date, at which time it begins to accrue interest.
(E) When-issued security -- Security issued on a delayed-delivery basis. Final settlement and maturity not yet determined.
 N.M. -- Not meaningful.

See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
-----------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 1999 (Unaudited)     (Amounts in Thousands)
-----------------------------------------------------------------------------------------
ASSETS:
  Investment securities at market value (Cost $139,277)        $136,401
  Short-term securities                                           2,720
                                                               --------
      Total investments                                                         $139,121
  Receivable for:
    Sales of investments                                          1,758
    Accrued interest                                              2,046
                                                               --------
                                                                                   3,804
  Securities lending collateral                                                   12,518
  Other assets                                                                        13
                                                                                --------
                                                                                 155,456
LIABILITIES:
  Payable for investments purchased                               4,912
  Obligation to return securities lending collateral             12,518
  Accrued expenses                                                   59
                                                               --------
                                                                                  17,489
                                                                                --------
NET ASSETS -- equivalent to $14.69 per share on
     9,389 shares of Common Stock outstanding                                   $137,967
                                                                                ========
SUMMARY OF STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share:authorized
    20,000 shares; issued and outstanding 9,389
    shares                                                     $     94
  Additional paid-in capital                                    142,585
  Overdistributions of net investment income                       (396)
  Accumulated net realized loss on investments                   (1,439)
  Unrealized depreciation of investments                         (2,877)
                                                               --------
  Net assets applicable to outstanding common stock                             $137,967
                                                                                ========

--------------
See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  (Unaudited)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                      For the Six Months Ended
                                                            June 30, 1999
                                                      ------------------------
INVESTMENT INCOME:
Income:
  Interest                                                             $ 5,299

Expenses:
  Advisory fee                                        $376
  Custodian fee                                         39
  Transfer agent and shareholder servicing expense      32
  Directors' fees and expenses                          30
  Legal and auditing fees                               22
  Taxes, other than federal income taxes                18
  Printing, stationery, and reports to shareholders     16
  Registration fees                                     10
  Less fees waived                                     (12)
                                                      ----
                                                                           531
                                                                       -------
      Net investment income                                              4,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                      (1,237)
  Unrealized depreciation of investments                                (6,503)
                                                                       -------
      Net realized and unrealized loss on investments                   (7,740)
                                                                       -------
  Change in net assets resulting from operations                       $(2,972)
                                                                       =======
--------------
See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                        (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                 For the Six       For the
                                                Months Ended      Year Ended
                                                June 30, 1999  December 31, 1998
                                                -------------  -----------------
                                                 (Unaudited)
Operations:
  Net investment income                            $  4,768        $  9,667
  Net realized gain (loss) on investments and
    foreign currency contracts                       (1,237)          3,310
  Decrease in unrealized appreciation of
    investments and foreign currency contracts       (6,503)         (3,823)
                                                   --------        --------
  Change in net assets resulting from operations     (2,972)          9,154
Distributions to shareholders from:
  Net investment income                              (5,164)        (11,012)
  Net realized gain on investments                     --            (3,273)
                                                   --------        --------
                                                     (5,164)        (14,285)
Common stock issued in payment of
  dividends (representing 70 shares)                   --             1,095
                                                   --------        --------
    Total decrease                                   (8,136)         (4,036)

Net Assets:
  Beginning of period                               146,103         150,139
                                                   --------        --------
  End of period                                    $137,967        $146,103
                                                   ========        ========
--------------
See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                    For the Six          For the Years Ended December 31,
                                    Months Ended    -------------------------------------------------
                                    June 30, 1999     1998      1997       1996      1995      1994
                                    -------------   --------  --------  ---------  --------  --------
                                     (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period    $15.56       $16.11     $15.77    $16.27     $14.30   $16.25
                                        ------       ------     ------    ------     ------   ------
  Net investment income                    .51         1.04       1.14      1.14       1.18     1.23
  Net realized and unrealized gain
    (loss) on investments                 (.83)        (.06)       .76      (.16)      1.99    (1.90)
                                        ------       ------     ------    ------     ------   ------
Total from investment operations          (.32)         .98       1.90       .98       3.17     (.67)
                                        ------       ------     ------    ------     ------   ------
Distributions paid from:
  Net investment income                   (.55)       (1.18)     (1.18)    (1.18)     (1.20)   (1.20)
  Net realized gain on investments          --         (.35)      (.38)     (.30)        --     (.08)
                                        ------       ------     ------    ------     ------   ------
Total distributions                       (.55)       (1.53)     (1.56)    (1.48)     (1.20)   (1.28)
                                        ------       ------     ------    ------     ------   ------
Net asset value, end of period          $14.69       $15.56     $16.11    $15.77     $16.27   $14.30
                                        ======       ======     ======    ======     ======   ======
Market value per share, end of period   $13.88       $15.75     $16.25    $14.375    $15.25   $13.125
                                        ======       ======     ======    =======    ======   =======
TOTAL RETURN:
Based on market value per share          (8.62%)       6.61%     24.73%     4.16%     25.92%  (12.75%)
RATIOS TO AVERAGE NET ASSETS:
Expenses                                   .76%         .76%       .71%      .72%       .81%     .76%
Net investment income                     6.79%        6.54%      7.11%     7.22%      7.62%    8.20%
SUPPLEMENTAL DATA:
Portfolio turnover rate                    401%         378%       201%      326%       132%     116%
Net assets at end of period
  (in thousands)                      $137,967     $146,103   $150,139   $146,979  $151,627  $133,239

--------------
See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

      (a)Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

      (b)Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 1999, are reflected in the accompanying Schedule of Investments at their value on June 30, 1999. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

      The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. Government securities for the six months ended June 30, 1999, aggregated $74,854 and $47,500, respectively. Purchases and sales of U.S. Government securities were $220,455 and $266,469, respectively, for the six months ended June 30, 1999. As of June 30, 1999, unrealized net depreciation for federal income tax and financial reporting purposes aggregated $(2,876), of which $1,974 related to appreciated securities and $4,850 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $141,997 at June 30, 1999.

      (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Continued)               (Amounts in Thousands)
--------------------------------------------------------------------------------

      (e) Use of estimates -- Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      (f) Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

   The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 1999.

   On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Global Management, Limited ("WAGM"), which is a wholly owned subsidiary of Legg Mason, Inc., to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAGM a fee based on the prorata assets of the Company managed by WAGM during the month.

NOTE 3 -- SECURITIES LOANED

    The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At June 30, 1999, the market value of the securities on loan to broker-dealers was $12,141, for which the Company received collateral of $12,518 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Continued)               (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

   At June 30, 1999, there were no open forward currency exchange contracts.

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